UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2018
CBRE GROUP, INC. C/O BROADRIDGE P.O. BOX 1342
BRENTWOOD, NY 11717
CBRE GROUP, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2018
Date: May 18, 2018 Time: 8:30 a.m. (Eastern Time)
Location: 200 Park Avenue
21st Floor
New York, New York 10166
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote
FOR the following proposals:
1. Elect Directors
Nominees:
1a. Brandon B. Boze
1b. Beth F. Cobert
1c. Curtis F. Feeny
1d. Christopher T. Jenny
1e. Gerardo I. Lopez
2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2018.
3. Advisory vote to approve named executive officer compensation for 2017.
4. Approve an amendment to our certificate of incorporation to reduce (to 25%) the stock-ownership threshold required for our stockholders to request a special stockholder meeting.
The Board of Directors recommends you vote AGAINST
the following proposal:
1f. Paula R. Reynolds
1g. Robert E. Sulentic
5. Stockholder proposal regarding our stockholders’ ability to call special stockholder meetings.
NOTE: To transact any other business properly introduced at the Annual Meeting.
1h. Laura D. Tyson
1i. Ray Wirta
1j. Sanjiv Yajnik
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